UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2021

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UBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 3rd Street
San Francisco, California 94158
(Address of principal executive offices, including zip code)

(415) 612-8582
(Registrant’s telephone number, including area code)

1455 Market Street, 4th Floor
San Francisco, California 94103
(Former name or former address, if changed since last report)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
During the fourth quarter of 2020, Uber Technologies, Inc. (the “Company”) changed its accounting policy related to the presentation of excess Driver incentives. Excess Driver incentives refer to the cumulative payments to Drivers in excess of cumulative revenue from Drivers. Beginning with the quarter and year ended December 31, 2020, the Company's new presentation for excess Driver incentives has changed from presenting them within GAAP cost of revenue, exclusive of depreciation and amortization, to presenting them as a reduction of GAAP revenue in the Company's consolidated statements of operations.
As the Company's business has evolved, it believes the new presentation policy is preferable as it better reflects the financial performance of transactions with customers across all of the Company's businesses and provides more clarity about changes in both GAAP revenue and GAAP cost of revenue, exclusive of depreciation and amortization.
Accordingly, the Company will no longer present Adjusted Net Revenue, a non-GAAP financial measure that adjusted GAAP revenue primarily for excess Driver incentives.
The Company is furnishing this Current Report on Form 8-K to reflect the change in accounting policy on selected historical financial information. Beginning with the quarter and year ended December 31, 2020, the Company's financial information will reflect the impact of the change in accounting policy, with prior periods retrospectively adjusted.
As a result of the new accounting policy and to enable a comparison between the information to be presented in the Company's fourth quarter and full year 2020 earnings release with prior periods, the Company has furnished herewith as Exhibit 99.1 unaudited supplemental financial information that reflects the effects of the accounting policy change to GAAP revenue and GAAP cost of revenue, exclusive of depreciation and amortization, for the years ended December 31, 2018 and 2019 and each of the three quarters ended March 31, 2020, June 30, 2020 and September 30, 2020.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Uber Technologies, Inc.’s Unaudited Financial Information Retrospectively Adjusted for the Change in Accounting Policy
104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: January 14, 2021	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer